Investor Presentation February 4, 2022

2 DISCLAIMER This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to future events or the future performance of GrandSouth Bancorporation (the “Company”) . Forward-looking statements are not guarantees of performance or results . These forward-looking statements are based on the current beliefs and expectations of the respective management of the Company and GrandSouth Bank and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond their respective control . In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change . Actual results may differ materially from the anticipated results discussed or implied in these forward-looking statements because of numerous possible uncertainties . Words like "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would", "will," and similar expressions, should be considered as identifying forward-looking statements, although other phrasing may be used . Such forward-looking statements involve risks and uncertainties beyond the Company’s control and may not be realized due to a variety of factors . The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues ; (2) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations may be different than expected, including, but not limited to, due to the negative impacts and disruptions resulting from the outbreak of the novel coronavirus, or COVID- 19 , on the economies and communities the Company serves, which may have an adverse impact on the Company’s business, operations and performance, and could have a negative impact on the Company’s credit portfolio, share price, borrowers, and on the economy as a whole, both domestically and globally ; (3) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses ; (4) changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act, or the “CARES Act” ; (5) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; (6) changes in interest rates, which may affect the Company’s net income, prepayment penalty income, and other future cash flows, or the market value of the Company’s assets, including its investment securities ; and (7) changes in accounting principles, policies, practices, or guidelines . Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the reports (such as Annual Reports on Form 10 -K, Quarterly Reports on Form 10 -Q and Current Reports on Form 8 -K) filed by the Company with the U . S . Securities and Exchange Commission (the “SEC”) and available at the SEC’s website, http : //www . sec . gov . You should consider such factors and not place undue reliance on such forward-looking statements . No obligation is undertaken by the Company to update such forward-looking statements to reflect events or circumstances occurring after the issuance of this presentation .

3 COMPANY OVERVIEW (1) Consolidated unaudited financial data as of December 31, 2021 (2) Bank level financial data as of December 31, 2021 (3) Source: S&P Global Market data as of February 3, 2022 (4) Adjusted for the conversion of Series A Preferred Shares into common shares. (5) As of December 31, 2021 Anderson Gre e r Fountai n Inn C o lumbia Orangeburg Charleston Existing Locations • Established in 1998 and headquartered in Greenville, SC, GrandSouth Bancorporation (“GrandSouth” or the “Company”) is the bank holding company of GrandSouth Bank with : − 8 full - service locations in the Greenville, Charleston & Columbia MSA Greenville (Main) o Opened Augusta Road branch in Greenville, SC - 2020 o Relocated Charleston leased branch to owned full - service branch at 1063 Morrison Drive in Q4 2021 − A specialty automobile floor plan lending division • Company Balance Sheet: (1) − Assets: $1.2 billion − Gross Loans: $933 million − Tangible Common Equity: $97 million • Company Profitability 2021: (1) − Net Income: $16.1 million − ROAA: 1.39% − ROAE: 17.78% − Efficiency Ratio: 57.99% • Asset Quality: (1) − NPAs/Assets: 0.19% − Loan Loss Reserves/Loans: 1.47% − Annualized net charge offs: 0.01% • Company Capital Ratios: (1) − TCE/TA Ratio: 8.03% • Bank Capital Ratios: (2) − Leverage Ratio: 10.21% − Total RBC Ratio: 13.50% • Current Market Data: − Ticker: GRRB (OTCQX) − Stock Price: $29.00 (3) − Market Cap: $149.9 million (3) − Price / TBV: 163.6% (1) (4) − Insider Ownership: 33.28% (5) Greenville (Augusta St)

STRATEGIC BRANCH NETWORK Note: Deposit data as of June 30 for each year reported. (Augusta Street) $ 2,817 $ 25,797 815.8% Total $ 430,327 $ 569,998 $ 678,795 $ 812,501 $ 946,480 $ 1,059,041 19.7% Green v ille , SC Main Office Full Service Opened: 2001 Fountain Inn, SC Full Service Opened: Sept. 1998 Greer, SC Full Service Opened: Dec. 2015 Columbia , SC Full Service Opened: Aug. 2016 Charleston, SC Full Service Opened: July 2019 (Relocated Q4 2021) Orangeburg, SC Full Service Opened: Sept. 2016 Greenville, SC Augusta Stre e t Full Service Opened: No v ember 2020 Deposits by Branch ( Dollars in thousands ) Anderson, SC Full Service Location 2016 2017 2018 2019 2020 2021 CAGR Opened: 2006 Fountain Inn, SC $ 92,409 $ 104,232 $ 116,024 $ 127,072 $ 133,969 $ 145,398 9.5% Greenville, SC (Main Office) $ 152,695 $ 169,951 $ 198,910 $ 239,878 $ 327,618 $ 345,932 17.8% Anderson, SC $ 128,438 $ 154,239 $ 170,256 $ 191,816 $ 216,778 $ 235,399 12.9% Greer, SC $ 23,546 $ 27,791 $ 43,924 $ 48,185 $ 47,142 $ 52,231 17.3% Columbia, SC $ 16,286 $ 49,786 $ 53,043 $ 69,656 $ 59,499 $ 74,155 10.5% Orangeburg, SC $ 16,953 $ 63,999 $ 96,638 $ 118,963 $ 126,229 $ 145,030 53.6% Charleston, SC Greenville, SC $ 16,931 $ 32,428 $ 35,099 44.0% 4

EXPERIENCED MANAGEMENT TEAM Mason Y . Garrett, Chairman & Chief Executive Officer Mr . Garrett serves as the Company’s Chairman and Chief Executive Officer and is one of the founders of the company . Mr . Garrett has been employed in the banking industry for over 50 years in various capacities, including as an organizer and Chief Executive Officer of three banking companies, including GrandSouth . Mr . Garrett was Chairman, CEO, and the founder of First United Bancorporation, an Anderson, SC bank holding company that was sold to Regions Financial Corporation in March 1998 , prior to organizing GrandSouth in August 1998 . J . B . Schwiers, President & Chief Operating Officer Mr . Schwiers serves as the Company’s President and Chief Operating Officer and Chief Executive Officer of GrandSouth Bank . Mr . Schwiers has been employed in the banking industry for over 40 years including as an organizer and executive of Summit Financial Corporation, a Greenville, SC based banking company organized in 1990 , and later sold to First Citizens Bank in 2005 . J . B . Garrett, Chief Financial Officer Mr . Garrett is a CPA and serves as the Company’s Chief Financial Officer, having joined the Company in that capacity shortly after organization in 1998 . Mr . Garrett’s prior experience included positions with manufacturing companies and a real estate management company . Kristi A . Eller, E . V . P . Mrs. Eller serves as the Chief Operations Officer and joined the Company in 2019. Mrs. Eller has over 30 years experience in the banking industry in North Carolina. Robert G. Phillips, E.V.P. Mr. Phillips serves as the Midlands/Coastal Regional Executive and joined the Company in 2017. Mr. Phillips has over 40 years experience in the banking industry in the Midlands and Low Country of South Carolina. John B. Wood, E.V.P. Mr. Wood serves as the Upstate Regional Executive and joined the Company in 2015. Mr. Wood has over 38 years experience in the banking industry in the Upstate of South Carolina. 5

TALENTED BOARD OF DIRECTORS Mason Young Garrett – Chairman of the Board & Chief Executive Officer See Previous Page J.B. Schwiers – President & Chief Operating Officer See Previous Page J.B. Garrett – Chief Financial Officer See Previous Page Harold E. Garrett – Director Hal is the owner of Garrett’s Discount Golf Carts located in Fountain Inn, SC. Michael is retired. Previously he was the owner of He is the son of Mason Garrett and brother of J.B. Garrett. Gault’s Service Center in Fountain Inn, SC. Baety O. Gross, Jr. – Director Baety is an attorney who practices in Fountain Inn, SC. His practice was established the same year as GrandSouth Bank in 1998. S. Hunter Howard Jr. – Director Hunter is the owner of The Springs at Simpsonville Retirement Community. Previously he was the President of the South Carolina Chamber of Commerce and head of the SC Department of Revenue. Anthony P. Morgan – Director Tony is President and Chief Executive Officer of APMI LLC in Easley, SC. He also serves as Partner in Ten Point Capital Partners, LLC, and as Director on the boards of ACL Airshop and Pal Net GmbH Air Cargo Products in Wiesbaum, Germany. J. Randolph Potter - Director Randy co - founded and was the CEO of Savannah River Banking Company and Summit Financial Corporation. He previously served on the Board of Directors of three other banks. J. Calhoun Pruitt Jr. – Director Calhoun is an attorney at Pruitt and Pruitt of Anderson, SC. Edward M. Rast – Director Monty is the owner of Rast Farms, President of Cameron Ag Products, and managing partner and owner of Carolina Peanut in Cameron, SC. Outside Directors Michael L. Gault – Director John W. Shealy – Director Rusty is the President of Capital Concrete Company in Columbia, SC. He was previously the President of Cabarrus Concrete Company in North Carolina. He previously served as a Director and Chair of the Audit Committee of Uwharrie Bank. LeeAnn Weber – Director LeeAnn is co - owner of Strange Bros. Grading Company as well as their Corporate Secretary and Treasurer. Strange Brothers Grading is a site development contractor established in 1954. 6

2021 FINANCIAL HIGHLIGHTS - UNAUDITED (1) Tax equivalent basis giving effect to a 21% federal tax rate • Profitability: − Net income of $16.1 million − Net interest margin of 4.44% (1) − ROAA of 1.39% − ROAE of 17.78% − Efficiency ratio of 57.99% • Balance Sheet Growth − Gross loans: $54.9 million, or 6.25% − Gross loans excluding PPP and purchased student loans: $103.7 million, or 12.53% − Total deposits: $112.6 million or 11.89% − Noninterest deposits: $77.2 million, or 37.92% Twelve Months Ended 2021 Q4 2021 • NPAs / Assets decreased in 2021 by 4 bps, to 0.19% • Annualized net charge - offs to average loans of 0.01% for the twelve months ended 2021 • Profitability: − Net income of $4.7 million − Net interest margin of 4.38% (1) − ROAA of 1.55% − ROAE of 19.53% − Efficiency ratio of 55.45% • Balance Sheet Growth − Gross loans: - $3.6 million, or - 1.53%, annualized − Gross loans excluding PPP and purchased student loans: $26.8 million, or 11.76%, annualized − Total deposits: $7.3 million, or 2.76%, annualized − Noninterest deposits: $11.8 million, or 17.42%, annualized Asset Quality 7

STRONG GROWTH HISTORY Company Growth 2016 through 2021 (Dollars in thousands) 2016 2017 2018 2019 2020 2021 CAGR Total assets $515,514 $653,733 $776,206 $9 1 1,645 $1,089,779 $1,203,722 18.5% Gross loans $418,791 $551,394 $663,279 $756,389 $ 878,545 $ 933,475 17.4% Total deposits $430,327 $569,998 $678,795 $812,501 $ 946,480 $1,059,041 19.7% $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 2016 2017 2018 2019 2020 2021 Total assets Gross loans Total deposits 8

DIVERSIFIED LOAN MIX Commentary December 2021 Loan Composition • Well diversified loan portfolio with limited concentrations • CAGR of 17.4% since 2016 driven by strong growth in C&I and CRE • Charleston loan balance of $202.3 million represents significant growth since opening in May 2017 • Top 10 credit exposures comprise 9.2% of total loans outstanding Yield on Total Loans & Leases: 6.99% Construction and land development, 12% Agriculture and farmland, 3% Home equity, 2% 1 - 4 Family,14% Multifamily , 1% Owner-ccupied CRE, 18% Nonowner-occupied CRE, 23% Specialty floor plan loans, 11% Other commercial and industrial, 15% Other consumer loans, 1% Average 2021 Yield on Total Loans : 5 . 81 % Loan T y pe (i n thousands) 2016 2017 2018 2019 2020 2021 CAGR Construction and land development $ 38,372 $ 54,580 $ 57,205 $ 63,880 $ 99,124 $ 114,099 24.4% Agriculture and farmland 5,778 20,777 31,744 34,493 34,463 31,611 40.5% Home equity 10,354 14,034 12,916 17,811 17,213 21,601 15.8% 1 - 4 Family 56,808 80,313 96,956 101,071 113,939 132,604 18.5% Multifamily 3,456 5,720 4,239 4,410 7,339 14,058 32.4% Owner - occupied CRE 37,026 51,967 97,445 120,177 151,925 166,111 35.0% Non o w ne r - o cc u p i e d CRE 104,437 129,903 139,062 169,593 196,022 211,078 15.1% Specialty floor plan loans 81,060 78,787 82,486 86,887 83,569 98,324 3.9% Other commercial and industrial 46,335 64,601 94,946 116,774 137,227 136,639 24.1% Purchased student loans 30,219 43,500 36,596 31,887 28,195 651 - 53.6% Other consumer loans 4,946 7,212 9,684 9,406 9,529 6,699 6.3% Gross Loans $ 418,791 $ 551,394 $ 663,279 $ 756,389 $ 878,545 $ 933,475 17.4% 9

10 CARBUCKS OVERVIEW Source: Company documents (1) Average yield for 2021 • Acquired in 2005, CarBucks is a division of GrandSouth Bank • Provides floor plan financing to independent auto dealers for purchasing and holding of their inventory • Operating in 23 states in Southeast and Midwest • Currently serves ~ 2,300 dealers with over $243 million in aggregate loan commitment • Comprises ~11% of the total loan portfolio • Average loan size of approximately $41 thousand and 2021 average yield of 20.8% (1) • CarBucks generated $18.7 million of interest income in 2021 Commentary CarBucks Leadership Jeff Miles - President Jeff is the President of the CarBucks division. He has been with CarBucks since 2005. Historical Performance Annual Loss Rate 100,000 90,000 80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 - 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 AVERAGE BALANCE (IN THOUSANDS) 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 ANNUAL LOSS RATE 10 Year Avg. Loss Rate: 2%

STRONG DEPOSIT GROWTH & IMPROVING COMPOSITION Commentary • Focus on growing DDA through treasury management bankers • 37.9% growth in Bank Noninterest Bearing Deposits in 2021 • Q4 2021 Cost of Funds = 0.42% Note: Bank level financials as of December 31, 2021 - unaudited. GrandSouth Bank Deposit Composition History Cost of Funds 0.52% 0.58% 1.32% 1.66% 0.96% 0.45% Deposit Type 2016 2017 2018 2019 2020 2021 CAGR Demand and other trans accounts $ 76,733 $ 97,367 $ 122,427 $ 158,165 $ 267,117 $ 333,144 34.1% MMDA and Savings $ 189,654 $ 230,929 $ 238,919 $ 277,207 $ 395,421 $ 516,968 22.2% CD < 250K $ 135,886 $ 199,152 $ 250,230 $ 294,524 $ 227,084 $ 179,766 5.8% CD > 250K $ 28,054 $ 42,550 $ 67,219 $ 82,605 $ 56,858 $ 29,163 0.8% Total Deposits $ 430,327 $ 569,998 $ 678,795 $ 812,501 $ 946,480 $ 1,059,041 19.7% $76,733 $97,367 $122,427 $158,165 $267,117 $333,144 $230,929 $238,919 $277,207 $395,421 $516,968 135,886 199,152 250,230 294,524 227,084 179,766 $28,054 $42,550 $67,219 $82,605 $56,858 $29,163 0% 10% 30% 20% 40% $189,654 50% 60% 70% 80% 90% 100% 2018 2016 2017 Demand and other trans accounts 2019 MMDA and Savings 2020 CD < 250K 2021 CD > 250K 11

STRONG ASSET QUALITY Commentary • NPAs/Assets of 0.19% as of December 31, 2021 • Net charge offs to average loans of 0.01% in 2021 • Loans past due 30 days+ 0.07% of total loans as of December 31, 2021 • 0.01% loans, excluding purchased student loans were 30 days past due as of December 31, 2021 • Nonaccrual loans 0.14% of total loans as of December 31, 2021 (1) NPAs / Assets (%) (1) - Nonaccrual loans do not include amounts guaranteed by the U.S. government 0.00% 12 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2016 2017 2018 2019 2020 2021 Asset Quality Overview (Dollars in thousands) 2016 2017 2018 2019 2020 2021 Non a ccr ua l Lo an s $ 3,170 $ 1,746 $ 493 $ 1,896 $ 533 $ 1,349 OREO 4,902 4,923 3,564 1,855 1,932 842 Nonperforming Assets $ 8,072 $ 6,669 $ 4,057 $ 3,751 $ 2,465 $ 2,1 9 1 Performing TDRs $1,735 $2,002 $1,124 $1,459 $1,254 $1,781 Loans past due 90 days and accuring (1) $82 $61 $43 $64 $53 $55 NPAs/Assets 1.57% 1.02% 0.52% 0.41% 0.23% 0.19% Net Charge - offs(Recoveries)/Avg. Loans 0.65% 0.82% 0.14% 0.24% 0.10% 0.01% Loan Loss Reserves/Gross Loans 1.23% 1.34% 1.39% 1.36% 1.43% 1.47% Reserves/Nonaccrual Loans 162.71% 424.63% 1863.69% 542.56% 2358.72% 1017.27%

IMPROVING BOTTOM LINE RESULTS Commentary TBV per Share (1) & Earnings per Share Diluted • 2021 net income of $16.1 million • Completed $18 million subordinated debt raise in November 2020 • Completed $10 million common equity raise in the Second Quarter of 2019 • Completed $10 million subordinated debt raise in November 2018 • 2017 earnings impacted by $890,000 revaluation of the Company’s deferred tax asset as well as higher non - interest expense from expansion into Charleston (May 2017), Columbia (August 2016), and Orangeburg (September 2016) • Focus on driving higher returns through efficiency gains and realization of investment into expansion markets (1) Adjusted for the conversion of Series A Preferred Shares into common shares. Retur n o n A v erag e Assets an d A v erag e Equity 1.47% 0.69% 0.13% 0.88% 0.94% 0.88% 1.39% 14.09% 6.22% 1.54% 11.67% 11.45% 10.59% 17.78% 20.00% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 2015 2016 2017 2018 2019 2020 2021 R O A A R O AE $10.45 $10.85 $10.67 $11.80 $13.83 $15.43 $17.73 $1 .56 $0.66 $0.16 $1.28 $1.49 $1.55 $2.88 $3.00 $ - $0.50 $1.00 $1.50 $2.00 $2.50 $3.50 $20.00 $18.00 $16.00 $14.00 $12.00 $10.00 $8.00 $6.00 $4.00 $2.00 $- 2015 2016 2017 2018 TBV/Share 2019 EPS 2020 2021 13

INVESTMENT CONSIDERATIONS 14 x Favorable Markets : The Greenville, Columbia, and Charleston MSA’s have ample small businesses, affluent professionals, and are thriving business hubs . x Proven Leadership : Experienced and proven executive management team with excellent senior management teams in all markets . x Growth Opportunity : The Company opened an additional branch in the attractive Greenville, SC market in November 2020 and continues to focus on expansion opportunities in Columbia, SC and Charleston, SC . x Improving Profitability : Accelerating earnings growth as the recent expansion into new markets matures and operational investments continued to be leveraged . x Strong Asset Quality : Low levels of non - performing assets with a continued focus on high quality growth and maintaining top - tier asset quality . x Commercial Focus : Premier provider of commercial bank services to small businesses in South Carolina delivering superior customer service through an unrivaled team of commercial banking officers with an excess of 15 years of experience in each market served .